UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2015

DARA BioSciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19410	04-3216862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8601 Six Forks Road, Suite 160, Raleigh, NC	27615
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):  (919) 872-5578

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On March 10, 2015, DARA BioSciences, Inc. issued a press release announcing that it had entered into a commercialization agreement with Onxeo S.A.  A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as we may specifically state in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description
99.1	Press Release issued by DARA BioSciences, Inc. on March 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARA BioSciences, Inc.
Date: March 10, 2015	By:	/s/ Christopher G. Clement
Christopher G. Clement
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by DARA BioSciences, Inc. on March 10, 2015